UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2016

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	(Number)	Identification No.)
incorporation)

235 East 42nd Street	10017
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 16, 2016, Pfizer Inc. (the “Company”) issued a press release announcing that (i) its wholly owned subsidiary, Wyeth LLC, had reached the Agreement in Principle (as defined in Item 8.01 below) and (ii) as a result of the Agreement in Principle, the Company is reissuing its financial results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for the fourth quarter and full year of 2015, originally released on February 2, 2016, to reflect the Charge (as defined in Item 8.01 below). The Company’s Non-GAAP adjusted financial information for the fourth quarter and full year of 2015, which was issued on February 2, 2016, was not affected by the Charge. The related press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

On February 12, 2016, the Company’s wholly owned subsidiary, Wyeth LLC, reached an agreement in principle (the “Agreement in Principle”) with the U.S. Department of Justice to resolve, for a payment of $784.6 million, the cases pending in the U.S. District Court for the District of Massachusetts alleging that Wyeth’s practices relating to the calculation of Medicaid rebates for its drug Protonix between 2001 and 2006, several years before Pfizer acquired Wyeth in 2009, violated the Federal Civil False Claims Act and other laws. The Agreement in Principle does not include an admission of liability by Wyeth and is subject to the negotiation of final settlement agreements and court approval. As a result, the Company has recorded a charge of $784.6 million (the “Charge”) in the fourth quarter of 2015. The related press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K is as of February 16, 2016. Pfizer assumes no obligation to update forward-looking statements contained in this Current Report as a result of new information or future events or developments. This Current Report contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially. Forward-looking statements include those about the Agreement in Principle and the financial impact of the proposed settlement. The Agreement in Principle is subject to the negotiation of definitive documentation, and we may fail to agree on definitive documentation with the U.S. Department of Justice. In that event, or if negotiating definitive documents takes longer than expected, the resolution of this litigation may be materially different from that contemplated in this Current Report. A further description of risks and uncertainties can be found in Pfizer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results”, as well as in its subsequent reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission and are available at www.sec.gov and www.pfizer.com.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Description

99.1	Pfizer Inc. Press Release dated February 16, 2016

SIGNATURE
Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

	By:	/s/ Margaret M. Madden
Margaret M. Madden
Vice President and Corporate Secretary
Chief Governance Counsel

Dated: February 16, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pfizer Inc. Press Release dated February 16, 2016